Schedule of Investments April 30, 2020 (Unaudited)
Coho Relative Value ESG Fund

	Shares	Value
COMMON STOCKS - 92.3%
Communication Services - 3.3%
Omnicom Group	837	$47,734

Consumer Discretionary - 12.4%
Dollar General	302	52,940
Lowe's Companies	609	63,793
Ross Stores	666	60,846
		177,579
Consumer Staples - 22.8%
Coca-Cola	1,172	53,783
Colgate-Palmolive	640	44,973
Conagra Brands	1,356	45,345
JM Smucker	499	57,340
Kroger	1,934	61,134
Sysco	351	19,751
Unilever N.V.	918	45,367
		327,693
Financials - 10.2%
Aflac	906	33,739
Marsh & McLennan Companies	599	58,301
State Street	869	54,782
		146,822
Health Care - 29.7% #
Abbott Laboratories	359	33,060
Amgen	322	77,029
CVS Health	932	57,364
Johnson & Johnson	440	66,018
Merck & Co.	765	60,695
Quest Diagnostics	498	54,835
UnitedHealth Group	261	76,335
		425,336
Industrials - 8.5%
3M	233	35,397
Illinois Tool Works	163	26,488
Stanley Black & Decker	201	22,150
W.W. Grainger	139	38,306
		122,341
Information Technology - 5.4%
Global Payments	229	38,018
Microchip Technology	446	39,128
		77,146

Total Common Stocks		1,324,651
(Cost $1,179,081)

SHORT-TERM INVESTMENT - 4.5%
U.S. Bank N.A., 0.18% ^
(Cost $64,259)	64,259	64,259

Total Investments - 96.8%
(Cost $1,243,340)		1,388,910
Other Assets and Liabilites, Net - 3.2%		45,375
Total Net Assets - 100.0%		$1,434,285

#
As of April 30, 2020, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolecense.

^
The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Funds holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,324,651	$–	$–	$1,324,651
Short-Term Investment	64,259	–	–	64,259
Total Investments in Securities	$1,388,910	$–	$–	$1,388,910

Refer to the Schedule of Investments for further information on the classification of investments.